SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2005

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Pennsylvania Drive, Exton, PA	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2005, the Company entered into a letter agreement (the “Letter Agreement”) between the Company and Mr. Thomas Hess, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference. Pursuant to the Letter Agreement, Mr. Hess will serve as Vice President, Finance and Chief Financial Officer reporting to Michael Dougherty Senior Vice President and Chief Operating Officer. Mr. Dougherty was the Company’s Chief Financial Officer prior to Mr. Hess being appointed to that position. Pursuant to the Letter Agreement, Mr. Hess will receive an annual base salary of $195,000 and be eligible for an annual bonus target of 25% of base salary based upon performance against individual objectives and achievement of company milestones. Mr. Hess’ incentive bonus payment for the 2005 performance year will be prorated 50%. Mr. Hess is eligible to participate in the Company’s stock option program. On October 31, 2005, Mr. Hess’ first day of employment with the Company, he was granted an option to purchase 50,000 shares of Adolor Common Stock.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 31, 2005, the Company announced the appointment of Thomas Hess, CPA as Vice President, Finance and Chief Financial Officer. This appointment is effective October 31, 2005. Mr. Hess who is 41 will serve as Vice President, Finance and Chief Financial Officer reporting to Michael Dougherty Senior Vice President and Chief Operating Officer. Mr. Dougherty was the Company’s Chief Financial Officer prior to Mr. Hess being appointed to that position. From 2003 until joining Adolor Corporation, Mr. Hess was Corporate Controller of Vicuron Pharmaceuticals, Inc, a biopharmaceutical company that was acquired by Pfizer Inc. in 2005. From 2000 until 2003, Mr. Hess was Controller of Innovative Solutions and Support, Inc., a manufacturer of high tech avionics equipment. Mr. Hess has a Bachelor of Science in accounting from Pennsylvania State University and a Masters of Business Administration in Finance from the University of Pittsburgh.

A brief description of the terms and conditions pursuant to which Mr. Hess will serve as Vice President, Finance and Chief Financial Officer are set forth in Item 1.01 above and incorporated into this Item 5.02.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.1	Letter Agreement between the Company and Thomas Hess dated September 16, 2005

99.1	Press release of the Company dated October 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

By:	/s/ MARTHA E. MANNING
Name:	Martha E. Manning
Title:	Senior Vice President, General Counsel and Secretary

Dated: October 31, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement between the Company and Thomas Hess dated September 16, 2005

99.1	Press release of the Company dated October 31, 2005